Exhibit 10.9

CONTRIBUTION AGREEMENT

This Contribution Agreement (the “Agreement”) is made effective as of the 18th day of August, 2015 (the “Effective Date”) between Synergy CHC Corp., a Nevada corporation (“Synergy”); and Hand MD Corp., a Delaware corporation (“Hand MD”). Hand MD and Synergy are sometimes referred to collectively as the “Parties” and individually as a “Party”.

BACKGROUND

Synergy desires to contribute shares of its capital stock to Hand MD, under the terms and conditions set forth below in exchange for shares of the capital stock of Hand MD.

AGREEMENT

NOW, THEREFORE, for and in consideration of the mutual promises, covenants, and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Parties, the Parties agree as follows:

1. Definitions.

“Closing” means the consummation of the transactions contemplated by this Agreement;

“Knowledge of Synergy” or “Synergy’s Knowledge” or a similar phrase means, with respect to any matter, the actual knowledge of the officers of Synergy, or facts regarding such matter which reasonably should have been known by such persons after making a diligent inquiry with respect to such matter;

“Transaction Documents” means this Agreement and the other exhibits hereto and thereto, and all other agreements, instruments, certificates and other documents to be entered into or delivered by any Party in connection with the transactions contemplated to be consummated pursuant to any of the foregoing.

2. Contribution of Securities. In exchange for the issuance of the Hand MD Securities (as defined below), Synergy hereby contributes to Hand MD 2,142,857 shares of its Common Stock (the “Contributed Equity”).

3. Issuance of Hand MD Securities. In exchange for the contribution of the Contributed Equity and Synergy’s execution of this Agreement, Hand MD hereby agrees to issue to Synergy 1,000,000 shares of its Common Stock (the “Hand MD Securities”), representing fifty percent (50%) of Hand MD’s issued and outstanding capital stock on a fully-diluted basis as of the Closing.

4. Hand MD Representations. Hand MD hereby represents and warrants to Synergy as follows:

(a) Corporate Organization. Hand MD is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority and all necessary governmental authority to own, operate or lease the properties that it purports to own, operate or lease and to carry on its businesses as now conducted.

(b) Authorization and Validity of Agreement. Hand MD has all requisite power and authority to enter into the Transaction Documents and to carry out its obligations thereunder. The execution and delivery of the Transaction Documents and the performance of Hand MD’s obligations thereunder have been duly authorized by all necessary company action by Hand MD, and no other proceedings on the part of Hand MD are necessary to authorize such execution, delivery and performance. Each of the Transaction Documents has been duly executed by Hand MD and constitutes its valid and binding obligation, enforceable against it in accordance with its terms.

(c) No Conflict or Violation. The execution, delivery and performance by Hand MD of the Transaction Documents (i) does not and will not violate or conflict with any provision of the organizational documents of Hand MD (ii) does not and will not violate any provision of law, rule or regulation, or any order, judgment or decree of any court or other governmental or regulatory authority; (iii) does not violate or will not result in a breach of or constitute (with due notice or lapse of time or both) a default under, or give rise to any acceleration of remedies or any right of termination under, any contract, or other agreement or instrument to which Hand MD is a party.

5. Synergy Representations. Synergy hereby represents and warrants as follows:

(a) Organization. Synergy is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of formation.

(b) Good Standing. Synergy is in good standing in each jurisdiction where the character of its assets owned, operated or leased or the nature of its activities makes such qualification necessary.

(c) Authorization and Validity of Agreement. Synergy has all requisite power and authority to enter into the Transaction Documents and to carry out their obligations thereunder. The execution and delivery of the Transaction Documents and the performance of Synergy’s obligations thereunder have been duly authorized by all necessary corporate action of Synergy, and no other proceedings on the part or in respect of Synergy is necessary to authorize such execution, delivery and performance. The Transaction Documents have been duly executed by Synergy and constitute valid and binding obligations, enforceable against Synergy in accordance with their respective terms.

(d) No Conflict or Violation. The execution, delivery and performance by Synergy and of the Transaction Documents does not and will not (i) conflict with or result in a breach of the terms, conditions, or provisions of, (ii) constitute a default under (whether with or without the passage of time, the giving of notice or both), (iii) give any third party the right to modify, terminate or accelerate any obligation under, (iv) result in a violation of, or (v) require any consent, exemption or other action by or notice or declaration to, or filing with, any third party of any government entity pursuant to (A) any organizational documents of Synergy; (B) any provision of law, rule or regulation, or any order, judgment or decree of any court or other governmental or regulatory authority; (C) any contract, lease, sublease, occupancy agreement, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which Synergy is a party or by which Synergy is bound or to which any of Synergy’s properties or assets is subject.

(e) No Intention to Distribute. Synergy understands that the Hand MD Securities have not been registered under the 1933 Act on the grounds that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the 1933 Act, and that Hand MD’s reliance on such exemption is predicated in part on the representations set forth herein. Synergy realizes that the basis for the exemption may not be present if, notwithstanding such representations, Synergy has in mind merely acquiring the Hand MD Securities for a fixed or determined period in the future, or for a market rise, or for sale if the market does not rise. Synergy does not have any such intention.

(f) No Registration. Synergy understands that the Hand MD Securities may not be sold, transferred or otherwise disposed of without registration under the 1933 Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Hand MD Securities or an available exemption from registration under the 1933 Act, the Hand MD Securities must be held indefinitely. In particular, Synergy is aware that the Hand MD Securities may not be sold pursuant to Rule 144 promulgated under the 1933 Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 may be the availability of current information to the public about Hand MD. Synergy represents that, in the absence of an effective registration statement covering the Hand MD Securities, it will sell, transfer, or otherwise dispose of such shares only in a manner consistent with its representations set forth herein and the Bylaws of Hand MD, as the same may be amended from time to time.

6. Execution and Delivery of Instruments. Following the Effective Date, Synergy agrees to duly execute and deliver or cause to be executed and delivered all instruments of sale, conveyance, transfer and assignment, and all notices, releases, acquittances and other documents that may be necessary to more fully grant, convey, transfer and assign, and deliver to, and vest in, Hand MD the Contributed Equity hereby contributed.

7. Severability. In the event that any part of this Agreement is declared by any court or other judicial or administrative body to be null, void or unenforceable, said provision shall survive to the extent it is not so declared, and all of the other provisions of this Agreement shall remain in full force and effect.

8. Governing Law; Jurisdiction. This Agreement shall be construed, performed and enforced in accordance with, and governed by, the laws of the State of Delaware, without giving effect to the principles of conflicts of laws thereof. The Parties hereto irrevocably consent to the exclusive jurisdiction of, the federal and state courts of the State of Delaware located in Wilmington, Delaware for such purpose.

9. Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (i) on the date of service if served personally on the Party to whom notice is to be given, or (ii) on the day of delivery by Federal Express or similar overnight courier or the Express Mail service maintained by the U.S. Postal Service, to the Party as follows:

If to Synergy:	Synergy CHC Corp.
865 Spring Street
Westbrook, ME 04092

If to Hand MD:	Hand MD Corp.
865 Spring Street
Westbrook, ME 04092
Attn: President

Copy to:	Wyrick Robbins Yates & Ponton LLP
4101 Lake Boone Trail, Suite 300
Raleigh, North Carolina 27607
Attention: Zachary R. Bishop

Any Party may change its address for the purpose of this Agreement by giving the other Party written notice of its new address in the manner set forth above.

10. Execution of Documents; Counterparts; Delivery by Facsimile or E-Mail. Each party agrees to execute all documents necessary to carry out the purpose of this Agreement and to cooperate with each other for the expeditious filing of any and all documents and the fulfillment of the terms of this Agreement. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All counterparts shall be construed together and shall constitute one agreement. This Agreement and any signed agreement or instrument entered into in connection with this Agreement or contemplated hereby, to the extent signed and delivered by facsimile transmission or email (in PDF format), shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

11. Successors and Assigns. Any Party hereto may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other Parties hereto; provided that this Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the Parties hereto.

12. Amendments; Waivers. This Agreement may be amended or modified, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by the Parties hereto, or in the case of a waiver, by the Party waiving compliance. Any waiver by any Party of any condition, or of the breach of any provision, term, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall not be deemed to be nor construed as further or continuing waiver of any such condition, or of the breach of any other provision, term, covenant, representation or warranty of this Agreement.

13. Entire Agreement. This Agreement, and the Exhibits hereto contain the entire understanding between the Parties hereto with respect to the transactions contemplated hereby and thereby and supersede and replace all prior agreements and understandings, oral or written, with regard to such transactions. All exhibits hereto and any documents and instruments delivered pursuant to any provision hereof are expressly incorporated herein and made a part of this Agreement as fully as though completely set forth herein. This Agreement shall only be binding on the Parties hereto upon execution and delivery of this Agreement by each of the Parties.

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IN WITNESS WHEREOF, each of the undersigned parties has duly executed this Contribution Agreement, effective as of the date first set forth above.

HAND MD CORP.

By:	/s/ Jack Ross
Name:	Jack Ross
Title:	President

SYNERGY CHC CORP.

By:	/s/ Jack Ross
Name:	Jack Ross
Title:	CEO